SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  March 2, 2005

J.P. MORGAN ACCEPTANCE CORPORATION I

J.P. MORGAN MORTGAGE TRUST 2005-S1

J.P. MORGAN ACCEPTANCE CORPORATION I
(Exact name of registrant as specified in its charter)
Delaware	333-109775	13-3475488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 834-3850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 28, 2005, J.P. Morgan Acceptance Corporation I (the “Company”) entered into a Pooling and Servicing Agreement dated as of January 1, 2005 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, Wells Fargo Bank Minnesota, National Association, as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator”), and U.S. Bank National Association, as trustee (the “Trustee”), providing for the issuance of J.P. Morgan Mortgage Trust 2005-S1 Mortgage Pass-Through Certificates. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Exhibits:

Exhibit No.

Description

99.1

The Pooling and Servicing Agreement, dated as of January 1, 2005, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN ACCEPTANCE CORPORATION I

By: /s/Brian Simons

    Name: Brian Simons

    Title: Vice President

Dated:  March 2, 2005

Exhibit Index

99.1

The Pooling and Servicing Agreement